COMMITMENTS AND CONTINGENCIES	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 6. COMMITMENTS AND CONTINGENCIES

Operating Lease

The Company leased approximately 27,900 square feet of office space in Centennial, Colorado under a noncancelable operating lease agreement. The original term of the lease was set to expire in December 2024, however, in November 2023, the Company elected to extend the lease through June 2025. As further described in Note 3, the Company was in default under its lease, and the Landlord pursued available remedies in advance of the lease term that expired in June 2025. As such, the Company (i) wrote down its inventory to a net realizable value of zero, (ii) wrote down the carrying value of its property and equipment, all of which was at the leased location, to a net book value of $0, and (iii) fully impaired the right-of-use asset associated with this lease, as the Company could no longer use the leased premises, each of which is recorded within loss on impairment of inventories, property and equipment and operating lease right-of-use asset on the condensed consolidated statement of operations for the nine months ended September 30, 2025. See Note 3 for additional information.

As of September 30, 2025, $409,278 was included within accrued expenses on the condensed consolidated balance sheets related to the default judgment obtained by the Landlord against the Company, primarily to unpaid rent payments, interest and attorney's fees. Subsequent to September 30, 2025, the Company reached a settlement agreement with the Landlord in the amount of $130,000, which was paid in October 2025, effectively settling the liability.

In connection with the default under the lease described above, the Company recorded an impairment of $150,077 to reduce the right-of-use asset to zero, which is recorded within loss on impairment of inventories, property and equipment and operating lease right-of-use asset on the condensed consolidated statement of operations for the nine months ended September 30, 2025.

Operating lease cost was nil and $102,938 for the three months ended September 30, 2025 and 2024, respectively, and nil and $308,814 for the nine months ended September 30, 2025 and 2024, respectively, and is included within general and administrative expenses within the condensed consolidated statement of operations.

Liqueous Settlement Agreement

In January 2025 and April 2025, in connection with a settlement and mutual release agreement entered into between the Company and Liqueous LP (“Liqueous”) (the "Liqueous Settlement Agreement"), as amended, the parties provided an immediate mutual release of claims and obligations through payments from Liqueous to the Company in an aggregate $1,450,000, of which $1,000,000 was paid during the first quarter of 2025. Such payment was made in connection with the issuance of the remaining 9,186,581 shares issued to extinguish an aggregate $411,865 of principal and accrued interest under the Junior Notes and, accordingly, reduced the loss on extinguishment of notes payable recorded in the nine months ended September 30, 2025. In April 2025, the Company received $300,000 of the remaining $450,000 agreed upon under the Liqueous Settlement Agreement, which was recorded within other income (loss), net as a gain on settlement during the nine months ended September 30, 2025. Additionally, in September 2025, the Company received $40,000 under the Liqueous Settlement Agreement.

Legal Proceedings

In the normal course of business, the Company may become involved in legal proceedings. The Company will accrue a liability for legal proceedings when it is probable that a liability has been incurred and the amount can be reasonably estimated. Significant judgment is required to determine both probability and the estimated amount. When only a range of possible loss can be established, the most probable amount in the range is accrued. If no amount within this range is a better estimate than any other amount within the range, the minimum amount in the range is accrued.

During the nine months ended September 30, 2025, the Company was subject to five separate actions seeking default judgments for the alleged failure to pay amounts when due. CFGI, LLC obtained a default judgment in March 2025 in the amount of $86,826 through the Superior Court of the Commonwealth of Massachusetts. The default judgment obtained by CFGI, LLC was paid in full in September 2025 by Silverback in accordance with the Silverback Claims Settlement, which was approved by the state court under Section 3(a)(10) of the Securities Act. FICTIV, Inc. obtained a default judgment through the Superior Court of California on January 30, 2025 in the amount $197,899, which was subsequently paid by the Company on September 23, 2025. The Landlord obtained a default judgment in the Arapahoe County Colorado District Court in April 2025 in the amount of $409,278, which accrued interest at a rate of 10% per annum beginning in March 2025 until paid in full. The Company settled the default judgment with a payment of $130,000 to the Landlord on October 14, 2025. See additional details regarding the Landlord default judgment in Note 1. In August 2025, ficonTEC, Inc. obtained a default judgment through the Arapahoe County Colorado District Court in the amount of $394,274 with post judgment interest accruing at 8% per annum. The Company settled the default judgment with ficonTEC, Inc. on October 13, 2025. In August 2025, Corporation for International Business obtained a default judgment through the Circuit Court of Cook County, Illinois, in the amount of $30,379 with post-judgment interest accruing at 9% per annum.

On September 19, 2025, J.H. Darbie & Co., Inc. (“Darbie”) filed a claim in the U.S. District Court of the Southern District of Florida, West Palm Beach Division, alleging breach of contract under a Finder’s Fee Agreement entered into between the Company and Darbie in May 2024 and under a Financial Advisory Agreement, dated June 10, 2024, between the parties. Darbie is seeking, among other things, damages in the amount of the fee payments allegedly owed to Darbie, specific performance requiring the Company to issue warrants to Darbie, attorney’s fees and costs. The Company denies liability related to these claims beyond what it has already paid and intends to vigorously defend against these claims.

Purchase Commitments

As of September 30, 2025, the Company had $455,048 in outstanding firm purchase commitments to acquire inventory and research and development parts from suppliers for the Company's ongoing operations. The Company's purchase commitments do not reflect any liabilities that are included in its September 30, 2025 condensed consolidated balance sheet.

Related Party Transactions

Ron Nicol, who was the Executive Chairman of the Company’s board of directors through January 2025, paid director and officer insurance premiums of approximately $1.5 million on behalf of the Company because the Company did not have available cash to pay such amounts when due. The Company is obligated to repay such amount to Mr. Nicol, without interest or other charges. As of September 30, 2025 and December 31, 2024, such amount is included in accrued expenses on our condensed consolidated balance sheets.

In January 2025, the Company issued the TAG Promissory Note to The AvantGarde Group ("TAG"), which is founded and owned by the Company's Executive Chairman and Co-Chief Executive Officer, Mr. Zamboni, as a replacement of a previously recorded shareholder advance. For additional information, see Note 8.

In April 2025, in connection with the TCEI Acquisition, as defined below, the Company issued the AZ Promissory Note to the Company's Executive Chairman and Co-Chief Executive Officer. For additional information, see Note 8. Additionally, in connection with the failure to achieve the second stage of the TCEI Acquisition, the Company holds a receivable of $1,350,000 from its Executive Chairman and Co-Chief Executive Officer, which is reflected within prepaid expenses and other current assets on the condensed consolidated balance sheet as of September 30, 2025.

Acquisition and Joint Venture Plans

Initial Commitment Letter related to Tekne and Orbit

On February 19, 2025, the Company entered into a commitment letter (the “Trumar Agreement”) with Trumar Capital LLC ("Trumar") to acquire, through the purchase of the shares of TCEI S.a.r.l., a wholly owned subsidiary of Trumar (“TCEI”) (the “TCEI Acquisition”): (i) a license of certain technology that would allow the Company to expand its existing business within the defense sector; (ii) a controlling interest in Tekne, a defense-tech company that specializes in the design, production, and outfitting of a diverse range of vehicles, including industrial and military applications, as well as electronic devices for defense and security, advanced telecommunications, and tracking systems; and (iii) a controlling interest in Orbit S.r.l. (“Orbit”), formerly known as 1AF2 S.r.l., an Italian software company specializing in digitalizing operational resilience solutions for mission-critical corporations, which is wholly-owned by the Company’s Executive Chairman and Co-Chief Executive Officer.

The TCEI Acquisition was expected to occur in two stages. In the first stage, which was completed in March 2025, the Company purchased a 20% ownership interest in TCEI for an aggregate price of $1.5 million in cash plus $23.5 million in a note payable. The note payable was not recorded because it was cancellable if the second stage of the TCEI Acquisition was not completed by July 31, 2025. Because certain conditions were not satisfied by July 31, 2025, the note payable was cancelled during the third quarter of 2025. Of the $1.5 million cash portion of the purchase price, $600,000 was paid in cash and $900,000 was retained by the Company with a corresponding related-party promissory note to the Company's Executive Chairman and Co-Chief Executive Officer, and because the second stage of the TCEI Acquisition was not completed, such amounts were reflected within prepaid expenses and other current assets on the condensed consolidated balance sheet as of September 30, 2025. In July 2025, the $900,000 promissory note was amended to provide for a conversion feature, as further described in Note 8.

For the second stage of the TCEI Acquisition, the Company had planned to purchase the remaining 80% ownership interest in TCEI, resulting in (i) the Company’s having a controlling interest in Tekne and Orbit and (ii) the Company’s issuing Common Stock in excess of 19.9% of its outstanding Common Stock as part of the purchase price. Since certain conditions were not satisfied, the Trumar Agreement expired on its own terms as of July 31, 2025 and the Company no longer holds any ownership interest in TCEI.

The Company also agreed to issue 6,086,957 shares of Common Stock to S.F.E. Equity Investments SARL (“SFE EI”) as consideration for SFE EI's escrowing approximately $4.2 million in assets for purposes of guaranteeing the Company's performance obligations in connection with the TCEI Acquisition, subject to any required shareholder approval.

Since the TCEI Acquisition was subject to continued due diligence, receipt of an acceptable valuation from a third-party valuation firm, regulatory approvals, and stockholder consent, the Company concluded that, because of these contingencies, it had not assumed the risks and rewards consistent with equity ownership at the time of the initial TCEI investment. Consequently, the Company recorded the initial payment as a deposit on the anticipated acquisition of TCEI. Similarly, the Company did not record the contingent liability for the commitment, including the note, since it was not both probable and estimable that the liability had been incurred.

On March 31, 2025, the Company also entered into a Joint Pursuit Agreement with Tekne (the “Joint Pursuit Agreement”) to allow both parties to jointly develop and market certain defense-related vehicles and services in advance of closing the full TCEI Acquisition, which has been superseded by the Tekne Letter described below.

Tekne letter signed in August 2025 (“August Letter”)

In response to feedback from the Italian government in connection with its “Golden Power” review of the Company’s proposed acquisition (directly or indirectly) of a controlling interest in Tekne, on August 27, 2025, the Company executed a commitment letter (the “August Letter”) with shareholders of Tekne, pursuant to which the Company modified the terms of its previously announced phased acquisition of a 70% interest in Tekne. Through its subsidiary, NUBURU Defense, the Company expected to acquire (directly or indirectly) (i) an initial 3% equity interest in Tekne (the “First Stage”), and (ii) the remaining 67% interest in Tekne by the end of 2025 (the “Second Stage”). Based on a third-party valuation, the August Letter also established an enterprise value of Tekne at $60 million, with the 70% interest to be acquired by the Company derivatively valued at approximately $42 million. Pursuant to the August Letter and subject to requirements imposed by the Italian government, Tekne granted the Company a one-year (a) period of exclusivity and (b) option right to complete the Second Stage.

To address matters raised in the Golden Power review, the Company agreed to assist with financing up to EUR 40 million for Tekne’s working capital needs over the next 12 months through August 2026. The Company planned to provide such support through (i) a EUR 10.5 million cash financing (“Capital Support”), and (ii) a EUR 30 million inventory monetization program. Any Capital Support provided to Tekne is expected to be converted to equity ownership of Tekne, once the investment is approved by the Italian government. In the event that the acquisition of a controlling interest in Tekne by Nuburu is not approved, Tekne will be obligated to repay all Capital Support provided by the Company.

In the August Letter, the Company and Tekne also agreed to form a U.S.-based joint venture (“Tekne US JV”), which would be owned 80% by the Company and 20% by Tekne.

The rights and obligations of Tekne and the Company under the August Letter were subsequently replaced in their entirety by the Tekne Letter entered into in November 2025 and described below.

Tekne letter of intent signed in November 2025 (“Tekne Letter”)

In November 2025, the Company, Tekne and shareholders of Tekne executed a letter of intent (the “Tekne Letter”) that replaced the rights and obligations of the parties under the August Letter. As set forth in the Tekne Letter, the parties intend to establish a “Contratto di Rete” (the “Network Contract”), which is a specific form of joint-venture contractual agreement under Italian law, instead of forming Tekne US JV or pursuing the Joint Pursuit Agreement described above. Under the Network Contract,

(i) in the Americas, the Company will receive exclusive distribution rights for Tekne's products and solutions, with Tekne providing marketing and pre-sales support; (ii) for NATO, MENA and APAC countries, the Company and Tekne will collaborate on promoting and executing individual orders, potentially through joint ventures with local entities; and (iii) in Italy, the Company will pursue qualification as a new defense operator, the parties will jointly propose the Company’s products and solutions to Tekne's Italian clients, and Tekne will adopt in due course the Company’s operational resilience solutions to be provided upon the Company’s acquisition of Orbit. Tekne will provide its know-how, personnel, and Italian production and operational facilities for the design, development, and realization phases, while, for international markets, the Company will provide necessary guarantees, acquire existing and future project credits (a form of receivables financing), cover certain costs and expenses, and potentially establish regional production sites.

The Company also intends to provide EUR 15 million in support to Tekne by (i) providing EUR 2 million utilizing the Supply@ME (SYME) platform to facilitate an inventory monetization program, and (ii) providing EUR 13 million as a convertible loan (the “Tekne Loan”) upon the signing of the Network Contract, which is expected to occur by November 30, 2025. Conversion of the Tekne Loan requires approval of the Italian government. The Company’s willingness to enter into the Tekne Loan is conditioned on the Company being permitted to acquire an initial 2.9% interest in Tekne. In addition, the parties agreed that (i) Tekne’s affiliate will return the $4.2 million in assets placed in escrow by SFE EI for purposes of guaranteeing the Company's performance obligations in connection with the TCEI Acquisition, which is no longer required, and (ii) Tekne will release to the Company $875,000 in cash collateral provided by the Company and used to obtain a letter of credit for Tekne, which the Company intends to reinvest in Tekne. Once the above financial support structure has been established, the Company intends to submit, via its specialized subsidiary NUBURU Defense, a new “Golden Power” application to the Italian government by December 31, 2025.

Performance under the Tekne Letter is subject to the negotiation and execution of definitive agreements as well as stockholder and regulatory approvals.

SYME Strategic Investment (Related Party)

On March 14, 2025, we entered into a convertible facility with Supply@ME Capital Plc (“SYME”) to loan SYME up to $5.15 million. SYME is a fintech platform focused on Inventory Monetisation© solutions for manufacturing and trading companies. Upon conversion, the Company is expected to hold a controlling interest in SYME. Following approval by SYME stockholders, the Financial Conduct Authority, and The Panel on Takeovers and Mergers (collectively, the “SYME Approvals”), we may convert amounts outstanding under the facility into ordinary shares of SYME at a fixed conversion rate of £0.00003 per ordinary share, with conversion shares accompanied by a warrant to acquire one additional ordinary share of SYME for every two ordinary shares of SYME issued on any conversion, with an exercise price of £0.000039, as well as the ability to exercise on a cashless basis. The Company’s Executive Chairman and Co-Chief Executive Officer is the founder, current Chief Executive Officer and a director of SYME, and as a result, the proposed investment was negotiated and approved by the independent board members and Audit Committee.

SYME and its operating subsidiaries provide its platform for use by manufacturing and trading companies to access inventory trade solutions, enabling their businesses to generate cashflow, through a non-credit arrangement and without incurring debt. This is achieved by their existing eligible inventory being added to the platform and then monetised through purchases by third-party inventory funders. The inventory to be monetised can include warehoused goods waiting to be sold to end-customers or goods that are part of a typical import/export transaction.

In September 2025, in connection with the inventory monetization program discussed above, the Company advanced $400,000 (the “SYME Inventory Advance”) to a special purpose vehicle (“SPV”), an affiliate of SYME, pursuant to an advance payment letter in connection with a proposed subscription of a financial instrument to be issued by the SPV with the aim of monetizing the inventory of Tekne. The SYME Inventory Advance is non-interest-bearing and is refundable within two business days if the instrument is not issued on or before December 31, 2025 or upon breach by the SPV. As of September 30, 2025, the advance is recorded as a receivable within prepaid expenses and other current assets in the Company’s condensed consolidated balance sheet. Subsequent to September 30, 2025 through the date of issuance of this quarterly report, the Company advanced an additional $2,743,545 related to the SYME Inventory Advance.

NOTE 6. COMMITMENTS AND CONTINGENCIES

Operating Lease

The Company leases and occupies approximately 27,900 square feet of office space in Centennial, Colorado under a noncancelable operating lease agreement. The original term of the lease was set to expire in December 2024, however, in November 2023, the Company elected to extend the lease through June 2025. In recognition of the ROU asset and the related lease liability as of December 31, 2024, any further options to extend the lease term have not been included as the Company was not reasonably certain to exercise any such option.

	Year ended December 31,
	2024	2023
Operating lease cost	$411,751	$352,080

As of December 31, 2024 and 2023, the weighted-average remaining lease term was 0.5 years and 1.5 years, respectively, and the weighted-average discount rate used was 7.0% and 7.0%, respectively.

During the years ended December 31, 2024 and 2023, the Company recognized the following lease costs arising from the lease transaction:

	Year ended December 31,
	2024	2023
Cash paid for amounts included in the measurement of lease liabilities	$383,383	$372,214
Right-of-use assets obtained in exchange for new operating lease liabilities	—	263,939

As of December 31, 2024, the future payments and interest expense for the operating lease are as follows:

Year Ending December 31,	Future Payments
2025	$240,834
Total undiscounted cash flows	240,834
Less: imputed interest	(3,465)
Present value of lease liabilities	$237,369

Legal Proceedings

In the normal course of business, the Company may become involved in legal proceedings. The Company will accrue a liability for legal proceedings when it is probable that a liability has been incurred and the amount can be reasonably estimated. Significant judgment is required to determine both probability and the estimated amount. When only a range of possible loss can be established, the most probable amount in the range is accrued. If no amount within this range is a better estimate than any other amount within the range, the minimum amount in the range is accrued.

The Company is currently subject to two separate actions seeking default judgments for the alleged failure to pay amounts when due. CFGI, LLC is seeking a total judgment in the amount of $86,826 through the Superior Court of the Commonwealth of Massachusetts and Centennial Tech Industrial Owner, LLC is seeking a total judgment in the amount of $409,278 through the Arapahoe County Colorado District Court.

As of December 31, 2023, the Company was not involved in any material legal proceedings.

Purchase Commitments

As of December 31, 2024 and 2023, the Company had $466,798 and $602,335, respectively, in outstanding firm purchase commitments to acquire inventory and research and development parts from suppliers for the Company's ongoing operations.

Related Party Transactions

Ron Nicol paid director and officer insurance premiums of approximately $1.5 million on behalf of the Company because the Company did not have available cash to pay such amounts when due. The Company is obligated to repay such amount to Mr. Nicol, without interest or other charges. As of December 31, 2024, such amount is included in accounts payable on our consolidated balance sheet.